UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2016

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K filed on November 3, 2016 (the “Original Form 8-K”) by Coca-Cola Bottling Co. Consolidated (the “Company”) with the Securities and Exchange Commission (the “SEC”) to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K, which were omitted from the Original Form 8-K pursuant to paragraphs (a)(4) and (b)(2), respectively, of Item 9.01 of Form 8-K. The Original Form 8-K was filed to report the completion of the Company’s acquisition from Coca-Cola Refreshments USA, Inc. (“CCR”), a wholly-owned subsidiary of The Coca-Cola Company, of certain distribution assets and a regional manufacturing facility and related assets (the “October 2016 Acquisitions”). As a result of the October 2016 Acquisitions, the aggregate business acquired by the Company from CCR in fiscal 2016 (the “Acquired Business”) is significant under Rule 3-05 of Regulation S-X and Item 2.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited combined abbreviated statements of assets acquired and liabilities assumed as of December 31, 2015 and December 31, 2014 and audited combined abbreviated statements of net revenues and direct operating expenses for the years ended December 31, 2015 and 2014 and the notes thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference, and the interim unaudited combined abbreviated statements of assets acquired and liabilities assumed as of September 30, 2016 and the unaudited combined abbreviated statements of net revenues and direct operating expenses for the nine month periods ended September 30, 2016 and October 2, 2015 and the notes thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

Pursuant to a letter dated October 25, 2016 from the Staff of the SEC’s Division of Corporate Finance, the Staff stated that it would not object to the Company’s proposal to provide the financial statements described above in satisfaction of the requirements of Rule 3-05 of Regulation S-X.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements for the year ended January 3, 2016 and the first three quarters ended October 2, 2016 and the notes thereto are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, in accordance with Article 11 of Regulation S-X, and are not indicative of the results of operations that would have been realized had the closings for the Acquired Business actually been completed on the dates indicated, nor are they indicative of the Acquired Business’s operations going forward.

(d)	Exhibits.

Exhibit No.	Description	Incorporated By Reference To

23.1	Consent of Ernst & Young LLP.	Filed herewith.

99.1	The audited combined abbreviated statements of assets acquired and liabilities assumed as of December 31, 2015 and December 31, 2014 and audited combined abbreviated statements of net revenues and direct operating expenses for the years ended December 31, 2015 and 2014, and the notes thereto.	Filed herewith.

99.2	The interim unaudited combined abbreviated statements of assets acquired and liabilities assumed as of September 30, 2016 and the unaudited combined abbreviated statements of net revenues and direct operating expenses for the nine month periods ended September 30, 2016 and October 2, 2015 and the notes thereto.	Filed herewith.

99.3	Unaudited pro forma condensed combined consolidated financial statements for the year ended January 3, 2016 and the first three quarters ended October 2, 2016 and the notes thereto.	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED

Date: January 13, 2017	By:	/s/ Clifford M. Deal, III
Clifford M. Deal, III
Senior Vice President, Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported: October 28, 2016	Commission File No: 0-9286

COCA-COLA BOTTLING CO. CONSOLIDATED

EXHIBIT INDEX

Exhibit No.	Description	Incorporated By Reference To

23.1	Consent of Ernst & Young LLP.	Filed herewith.

99.1	The audited combined abbreviated statements of assets acquired and liabilities assumed as of December 31, 2015 and December 31, 2014 and audited combined abbreviated statements of net revenues and direct operating expenses for the years ended December 31, 2015 and 2014, and the notes thereto.	Filed herewith.

99.2	The interim unaudited combined abbreviated statements of assets acquired and liabilities assumed as of September 30, 2016 and the unaudited combined abbreviated statements of net revenues and direct operating expenses for the nine month periods ended September 30, 2016 and October 2, 2015 and the notes thereto.	Filed herewith.

99.3	Unaudited pro forma condensed combined consolidated financial statements for the year ended January 3, 2016 and the first three quarters ended October 2, 2016 and the notes thereto.	Filed herewith.